                                                                   EXHIBIT 10.25


THE SECURITIES EVIDENCED BY THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, HAVE BEEN TAKEN FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT.


                  NONTRANSFERABLE REDEEMABLE WARRANT AGREEMENT


          This Warrant Agreement (the "Agreement") is made and entered into this 14th day of September, 1996 by and between Brilliant Digital Entertainment, Inc., a Delaware corporation (the "Company"), and Packard Bell NEC, Inc., or permitted transferee pursuant to Section 8.2 below (the "Holder").

     In consideration of the premises and mutual covenants contained herein, the Holder and the Company hereby agree as follows:

     1. Grant of Warrant. In consideration of the sum of $100.00 and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company hereby grants to the Holder the right and option (the "Warrant") to purchase at any time during the "Exercise Period" (as defined in
Section 2 below), upon the terms and subject to the conditions set forth in this Agreement, an aggregate of 600,000 shares of Common Stock, par value $0.001 per share, of the Company (the "Common Stock"), for an exercise price per share (the "Exercise Price"), equal to (a) $10.00, or (b) if an initial underwritten public offering of shares of Common Stock of the Company (an "IPO") is declared effective by the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act") prior to June 30, 1997, 100% of the per share price to the public in the IPO, in each case, subject to adjustment as pro vided in Section 5 below. The shares of Common Stock issuable upon exercise of the Warrant are referred to as the "Warrant Shares," and the Warrant Shares and the Warrant are together referred to as the "Securities."

     2. Exercise Period. The Warrant shall be exercisable commencing on the first to occur of the closing of the IPO or July 1, 1997, and terminate and expire at 5:00 p.m. (Los Angeles Time) on September 14, 1999.

     3. Exercise of Warrant. There is no obligation to exercise all or any portion of the Warrant. The Warrant may be exercised, in whole or in part, at any time after the date hereof only be delivery to the Company of:

         3.1 Written notice of exercise in form and substance identical to and containing the representations set forth in Exhibit "A" attached to this Agreement; and

         3.2 Payment of the Exercise Price for the Warrant Shares being acquired upon exercise of the Warrant, by wire transfer in immediately available Federal funds. Upon receipt of the foregoing, the Company shall promptly issue in the name of the Holder a certificate evidencing the Warrant Shares being purchased by such exercise and deliver such certificate to the address requested in the notice of exercise.

     4.  REDEMPTION.

         (a) On or after the first anniversary of the date, if any, of the closing of the IPO (the "Initial Warrant Redemption Date"), the Company may redeem and cancel all, and not less than all, the unexercised rights to purchase Warrant Shares evidenced by the Warrant for an aggregate redemption price (the "Redemption Price") of $0.001 multiplied by the number of Warrant Shares then issuable under the Warrant, provided, however, that before any such call for redemption of the Warrant can take place, (i) the Warrant Shares issuable upon exercise of the Warrant shall have been registered pursuant to the provisions of
Section 9.1 below, or be eligible for sale by the Holder at any time without restriction or pursuant to the provisions of Rule 144(k), and (ii) the (A) high closing bid price for the Common Stock in the over-the-counter market as reported by the NASD Automated Quotation System or (B) the closing sale price on the primary exchange on which the Common Stock is traded, if the Common Stock is traded on a national securities exchange, shall have for fifteen (15) consecutive trading days subsequent to the Initial Warrant Redemption Date equaled or exceeded 125% of the Exercise Price.

         (b) In case the Company shall exercise its right to redeem all, and not less than all, the unexercised rights to purchase Warrant Shares evidenced by the Warrant, it shall give or cause to be given notice to the Holder by mailing to the Holder a notice of redemption, first class, postage prepaid, to the address of the Holder set forth in Section 11.2 below, within twenty (20) calendar days of the aforementioned fifteen (15) consecutive trading days and not later than the thirtieth (30th) day before the date fixed for redemption. Any notice mailed in the manner provided herein shall be conclusively presumed to have been duly given whether or not the Holder receives such notice.

         (c) The notice of redemption shall specify (i) the Redemption Price,
(ii) the date fixed for redemption (the "Redemption Date"), and (iii) that the right to exercise the Warrant shall terminate at the close of the market upon which the Common Stock is then traded on the business day immediately preceding the date fixed for redemption.

         (d) Any right to exercise the Warrant shall terminate on close of the market upon which the Common Stock is then traded on the business day immediately preceding the Redemption Date. The Redemption Price payable to the Holder shall be mailed to the Holder at its address set forth in Section 11.2 below.

     5. ADJUSTMENTS TO EXERCISE PRICE, REDEMPTION PRICE AND NUMBER OF SHARES. The Exercise Price, Redemption Price and number of Shares shall be subject to adjustment from time to time as follows:

         5.1 In the event the Company should at any time or from time to time after the date of this Warrant (the "Issuance Date") fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Exercise Price and the Redemption Price shall be appropriately decreased (i.e., the per share Exercise Price and the Redemption Price shall be adjusted such that the aggregate exercise price and for all Warrant Shares issuable upon exercise of the Warrant in full and the Redemption Price for the entire Warrant, as adjusted, shall remain the same) and the number of Warrant Shares shall be increased in proportion to such increase in the aggregate number of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents.

         5.2 If the number of shares of Common Stock outstanding at any time after the Issuance Date is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Exercise Price and Redemption Price shall each be appropriately increased (i.e., the per share Exercise Price and the Redemption Price shall be adjusted such that the aggregate exercise price for all Warrant Shares issuable upon exercise of the Warrant in full and the aggregate redemption price for the entire Warrant, as adjusted, shall remain the same) and the number of Shares shall be decreased in proportion to such decrease in the aggregate number of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents.

         5.3 In case of any capital reorganization, any reclassification of the Common Stock (other than a change in par value or a recapitalization described in Section 5.1 or 5.2 of this Agreement), or the consolidation of the Company with, or a sale of substantially all of the assets of the Company to (which sale is followed by a liquidation or dissolution of the Company), or merger of the Company with, another person, the Holder shall thereafter be entitled upon exercise of the Warrant to purchase the kind and number of shares of stock or other securities or the amount or value of any cash, assets or other property receivable upon such event by a holder of the number of shares of the Common Stock which the Warrant entitles the holder of the Warrant to purchase from the Company immediately prior to such event; and in any such case, appropriate adjustment shall be made in the application of the provisions set forth in this Agreement with respect to the Holder's rights and interests thereafter, to the end that the provisions set forth in this Agreement (including the specified changes and other adjustments to the Exercise Price and Redemption Price) shall thereafter be applicable in relation to any shares or other property thereafter purchasable upon exercise of the Warrant.

         5.4  If it is expected that there will occur any event described in
Section 5.3 hereof, the Company shall give the holder of the Warrants notice thereof, which notice shall be given at such time or times as notice is given to the holders of the Company's Common Stock.

         5.5 The provisions of this Section 5 are intended to be exclusive, and the holder of the Warrant shall have no rights other than as set forth in this Agreement (and the rights of a stockholder upon exercise of the Warrant) upon the occurrence of any of the events described in this Section 5.

         5.6 The grant of the Warrant shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure, or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

     6. REPRESENTATIONS, WARRANTIES AND COVENANTS OF HOLDER. The Holder makes the following representations, warranties and covenants:

         6.1 The Holder is acquiring the Securities for its own account with the present intention of holding such Securities for investment purposes only and not with a view to, or for sale in connection with, any distribution of such Securities (other than a distribution in compliance with all applicable federal and state securities laws).

         6.2 The Holder is an experienced and sophisticated investor and has such knowledge and experience in financial and business matters that it is capable of evaluating the relative merits and the risks of an investment in the Securities and of protecting its own interests in connection with this transaction.

         6.3 The Holder is willing to bear and is capable of bearing the economic risk of an investment in the Securities.

         6.4 The Company has made available, prior to the date of this Agreement, to the Holder the opportunity to ask questions of the Company and its officers, and to receive from the Company and its officers information concerning the terms and conditions of the Securities and this Agreement and to obtain any additional information with respect to the Company, its business, operations and prospects, as reasonably requested by the Holder.

         6.5 The Holder is an "accredited investor" as that term is defined under Rule 501(a)(8) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act").

         6.6 For purposes of the application of federal and state securities laws, Holder acknowledges that the offer and sale of the Warrants to such Holder occurred in the State of California and that such Holder is a resident of the State of California.


     7. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY. The Company makes the following representations, warranties and covenants:

         7.1 The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has the requisite corporate power and authority to carry on its business as now being conducted and to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby.

         7.2 All corporate action on the part of the Company, its directors and shareholders necessary for the authorization, execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby has been taken. This Agreement constitutes the valid and binding obligation of the Company, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

         7.3 The execution and delivery of this Agreement by the Company does not, and the consummation by the Company of the transactions contemplated by this Agreement will not constitute or result in (a) a breach or violation of, or (with or without the giving of notice or the lapse of time) a default under, (a) the Certificate of Incorporation or By-laws of the Company or (b) any law to which the Company is subject.

         7.4 The Warrant Shares, when issued in accordance with the terms of this Warrant, will be duly authorized, issued and nonassessable shares of the Common Stock of the Company, free and clear of any liens, claims or restrictions imposed by or through the Company other than as set forth in this Agreement.

         7.5 The Company covenants that it will at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the issuance of the Warrant Shares upon exercise of all or part of the Warrant, such number of shares of Common Stock as shall then be issuable upon the exercise of all of the Warrants.

     8.  RESTRICTIONS ON TRANSFER OR EXERCISE OF THE WARRANTS AND SHARES.

         8.1 Each certificate for Warrant Shares initially issued upon the exercise of the Warrants, shall be stamped or otherwise imprinted with a legend in substantially the following form:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE CONDITIONS SPECIFIED IN A CERTAIN WARRANT AGREEMENT DATED SEPTEMBER 14, 1996. NO TRANSFER, SALE, PLEDGE, HYPOTHECATION, ENCUMBRANCE OR OTHER DISPOSITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE SHALL BE VALID OR EFFECTIVE UNTIL REGISTERED OR THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, SATISFACTORY TO IT, THAT THE TRANSACTION IS EXEMPT FROM REGISTRATION, AND UNTIL SUCH CONDITIONS AS ARE CONTAINED IN THE WARRANT AGREEMENT HAVE BEEN FULFILLED. A COPY OF THE FORM OF THE WARRANT AGREEMENT IS ON FILE AT THE OFFICES OF BRILLIANT INTERACTIVE, INC. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY THE PROVISIONS OF THE WARRANT AGREEMENT."

     If the Warrant Shares are no longer subject to the transfer restrictions imposed by applicable state and Federal securities law because either (i) the Warrant Shares or the resale of the Warrant Shares has been registered on a registration statement declared effective by the Commission, or (ii) in the reasonable opinion of counsel for the Company, or the opinion of counsel for the Holder, which opinion is reasonably satisfactory to counsel for the Company, all future dispositions of any of the Warrant Shares by the contemplated transferee would be exempt from or would satisfy the registration and prospectus delivery requirements of the Securities Act and the qualification requirements of the applicable state securities laws, then the restrictions on transfer of such securities contained in this Section 8.1 shall not apply to any subsequent transfer thereof and the Company shall, promptly upon request by the Holder, remove the legend set forth above and shall promptly issue, in exchange for the certificate bearing such legend, a certificate without such legend to the Holder.

         8.2 THE HOLDER AGREES THAT THE WARRANT MAY NOT BE TRANSFERRED, SOLD, ASSIGNED OR HYPOTHECATED EXCEPT (i) TO ITS SUCCESSORS IN A MERGER OR CONSOLIDATION OR OTHER BUSINESS COMBINATION; (ii) TO PURCHASERS OF ALL OR SUBSTANTIALLY ALL OF ITS ASSETS; OR (iii) BY OPERATION OF LAW. HOLDER FURTHER AGREES THAT THE COMPANY SHALL HAVE NO OBLIGATION TO EFFECT ANY TRANSFER OF THE WARRANTS DURING THE TIME PERIOD REFERRED TO ABOVE, UNLESS THE TRANSFEREE, PURCHASER, ASSIGNEE OR PLEDGEE, AS THE CASE MAY BE, SHALL HAVE EXECUTED AN AGREEMENT OBLIGATING THE TRANSFEREE TO COMPLY WITH ALL TERMS AND CONDITIONS OF THIS AGREEMENT APPLICABLE TO THE TRANSFEROR.

         8.3 Prior to any exercise of the Warrants or any transfer or attempted transfer of any of the Warrants or Warrant Shares, the Holder shall give the Company written notice of his intention so to do, describing briefly the manner of any such proposed exercise, sale or transfer. The Holder may effect such exercise or transfer, provided that such exercise or transfer is not prohibited by this Section 8 and such exercise or transfer complies with all applicable federal and state securities laws and regulations.

         8.4 If in the reasonable opinion of counsel for the Company, notwithstanding the opinion of counsel to a Holder to the contrary, if any, the proposed transfer of such Warrant Shares or the Warrant may not be effected without registration thereof under the Securities Act and such registration has not been accomplished pursuant to Section 9.1 below or otherwise, the Company shall, as promptly as practicable, so notify the Holder and the Holder shall not consummate the proposed transfer.

         8.5 The Holder agrees to enter into a lock-up agreement with the underwriters of the IPO whereby Holder agrees not to sell the Warrant Shares for such period of time from and after the effective date of such public offering as may be requested by such underwriters; provided that the term of the lock-up agreement shall not exceed the term of similar lock-up agreements executed in favor of the underwriter by the senior officers of the Company.

     9.  COVENANTS OF HOLDER AND THE COMPANY.

         9.1  Piggyback Registration of Warrant Shares.  If, at any time during
              ----------------------------------------
the period commencing on the date that is 180 days from the date upon which an IPO declared effective by the Commission and on or before September 14, 2001, the Company shall propose to register any shares of Common Stock (but excluding any shares or securities being registered pursuant to Form S-8 or Form S-4 or any successor form thereto), the Company shall (i) give the Holder written notice, or telegraphic, telecopy or telephonic notice followed as soon as practicable by written confirmation thereof, of such proposed registration at least 20 business days prior to the filing of such registration statement and,
(ii) upon written notice, or telegraphic or telephonic notice followed as soon as practicable by written confirmation thereof, given to the Company by the Holder within 15 days after the giving of such written confirmation or written notice by the Company, the Company shall include or cause to be included in any such registration statement all or such portion of the Warrant Shares as the Holder may request; provided, however, that the Company may at any time withdraw
                    -----------------
or cease proceeding with any such registration if it shall at the same time withdraw or cease proceeding with the registration of the Common Stock originally proposed to be registered; and provided further, that in connection
                                          ----------------
with any registered public offering involving an underwriting, the managing underwriter may (if in its reasonable opinion marketing factors so require) limit the number of securities (including any Warrant Shares) included in such offering (other than securities of the Company). In the event of any such limitation, the total number of Warrant Shares to be offered for the account of the Holder in the registration shall be reduced in proportion to the respective number of shares requested to be included therein by all holders of the Company's Common Stock (other than the Company) entitled to include shares of Common Stock in the registration to the extent necessary to reduce the total number of shares proposed to be registered to the number of shares recommended by the managing underwriter.

         9.2  Company's Obligations in Piggyback Registration.  The following
              -----------------------------------------------
provisions shall also be applicable at the sole cost and expense of the Company in the case of registrations under Section 9.1:

              (i) Following the effective date of such registration statement, the Company shall, upon the request of the Holder, forthwith supply such number of prospectuses meeting the requirements of the Securities Act as shall be requested by the Holder to permit it to make a public distribution of all of its Warrant Shares, provided that the Holder shall from time to time furnish the Company with such appropriate information (relating to the intentions of the Holder) in connection therewith as the Company shall request in writing.

              (ii) the Company shall bear the entire cost and expense of the registration of securities provided for in this Section (but not the selling expenses of the Holder).

              (iii) the Company shall indemnify and hold harmless the Holder from and against any and all losses, claims, damages and liabilities (including reasonable fees and expenses of counsel) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or any prospectus included therein required to be filed or furnished by reason of this Section or otherwise or in any application or other filing under, the Securities Act or any other applicable Federal or state securities law, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein (i.e., in any such registration statement, prospectus, application or other filing) or necessary to make the statements therein not misleading, to which such person may become subject, or any violation or alleged violation by the Company to which such Person may become subject, under the Securities Act, the Exchange Act, or other Federal or state laws or regulations, at common law or otherwise, except to the extent that such losses, claims, damages or liabilities are caused by any such untrue statement or alleged untrue statement or omission or alleged omission based upon and in strict conformity with written information furnished to the Company by such person expressly for use therein; provided
                                                                       --------
                     however, that the Holder shall at the same time indemnify
                     -------
                     the Company, its directors, each officer signing the related registration statement, and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any and all losses, claims, damages and liabilities (including reasonable fees and expenses of counsel) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or any prospectus included therein required to be filed or furnished by reason of this Section, or otherwise or in any application or other filing under, the Securities Act or any other applicable Federal or state securities law, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein (i.e., in any such registration statement, prospectus, application or other filing) or necessary to make the statements therein not misleading, to which such person may become subject, or any violation or alleged violation by the Holder to which the Company, its directors, each officer signing the related registration statement, and each person, if any, who controls the Company within the meaning of the Securities Act, may become subject, under the Securities Act, the Exchange Act, or other Federal or state laws or regulations, at common law or otherwise, to the extent that such losses, claims, damages or liabilities are caused by any such untrue statement or alleged untrue statement or omission or alleged omission based upon and in strict conformity with written information furnished to the Company by the Holder or Permitted Transferee expressly for use therein.

              (iv) In the event any person entitled to indemnification hereunder receives in writing a complaint, claim or other written notice of any loss, claim, damage, liability or action giving rise to a claim for indemnification under
                     Section 9.2(iii), the person claiming indemnification under
                     Section 9.2(iii) shall promptly notify the person or persons against whom indemnification is sought (the "Indemnitor") of such complaint, notice, claim or action, and the Indemnitor shall have the right to investigate and defend any such loss, claim, damage, liability or action. The person claiming indemnification shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at the expense of the Indemnitor. In no event shall the Indemnitor be obligated to indemnify any person for any settlement of any claim or action effected without the Indemnitor's consent, which consent shall not be unreasonably withheld.

     10.   DISPUTES.

           10.1  Arbitration.
                 -----------

                 (a) Except as otherwise expressly provided for in Section 10.3 below, all disputes arising in connection with this Agreement shall be finally settled by arbitration in Los

Angeles, California, in accordance with the rules of the American Arbitration Association (the "Rules of Arbitration") and judgment on the award rendered by the arbitration panel (the "Arbitration Panel") may be entered in any court or tribunal of competent jurisdiction.

                 (b) Any party which desires to initiate arbitration proceedings as provided in Section 10.1(a) above may do so by delivering written notice to the other party (the "Arbitration Notice") specifying (A) the nature of the dispute or controversy to be arbitrated, (B) the name and address of the arbitrator appointed by the party initiating such arbitration and (C) such other matters as may be required by the Rules of Arbitration.

                 (c) The party who receives an Arbitration Notice shall appoint an arbitrator and notify the initiating party of such arbitrator's name and address within 30 days after delivery of the Arbitration Notice; otherwise, a second arbitrator shall be appointed at the request of the party who delivered the Arbitration Notice as provided in the Rules of Arbitration. The two arbitrators so appointed shall appoint a third arbitrator who shall be the chairman or the Arbitration Panel and who shall be of American nationality. Should the arbitrators appointed by the parties not agree upon the appointment of the third arbitrator within 30 days of their appointment, the third shall be appointed in accordance with the Rules of Arbitration.

                 (d) In any arbitration proceeding conducted pursuant to the provisions of this Section 10, both parties shall have the right to discovery, to call witnesses and to cross-examine the opposing party's witnesses, either through legal counsel, expert witnesses or both, and such proceedings shall be conducted in the English language.

         10.2  Finality of Decision.  All decisions of the Arbitration Panel
               --------------------
shall be final, conclusive and binding on all parties and shall not be subject to judicial review. The arbitrator shall divide all costs (other than fees of counsel) incurred in conducting the arbitration proceeding and the final award in accordance with what they deem just and equitable under the circumstances.

         10.3  Limitations.  Notwithstanding anything to the contrary contained
               -----------
in Sections 10.1 and 10.2 above, any claim by either party for injunctive or other equitable relief, including specific performance, may be brought in any court of competent jurisdiction and any judgment, order or decree relating thereto shall have precedence over any arbitral award or proceeding.

     11. MISCELLANEOUS PROVISIONS.

         11.1  Further Assurances. The Company and the Holder agree to execute
               ------------------
such further documents or instruments and to take such other actions as are necessary to carry out the transactions contemplated by this Agreement and the other agreements referred to herein.

         11.2  Notices. Any and all notices and other communications to be
               -------
served hereunder shall be either delivered (i) by hand; (ii) by prepaid overnight delivery service; or (iii) by certified or registered mail, postage pre-paid, in each case, addressed as follows:


                  If to the Holder:

                  One Packard Bell Way
                  Sacramento
                  California  95828
                  Attn: Chief Financial Officer

                     With a copy to:

                     5701 Lindero Canyon Road
                     Westlake Village
                     California, 91362
                     General Counsel's Office

                  If to the Company:

                  Brilliant Digital Entertainment, Inc.
                  6355 Topanga Canyon Blvd., Suite 503
                  Woodland Hills, CA 91367
                  Attn:  Chairman

or at such other address and to the attention of such other person as any party hereto may designate by written notice to the other in accordance with the terms hereof.

         Any such notice shall be effective (i) if delivered by hand, when personally delivered; (ii) if given by overnight delivery service, on the business day following deposit with such service addressed as aforesaid; or
(iii) if given by registered or certified mail, 72 hours after deposit in the mail postage pre-paid, addressed as aforesaid.

         11.3  Amendment; Waiver. This Agreement shall be binding upon and inure
               -----------------
to the benefit of the parties to this Agreement and their respective successors, heirs and personal representa tives. No provision of this Agreement may be amended or waived unless in writing signed by all of the parties to this Agreement. Waiver of any one provision of this Agreement shall not be deemed to be a waiver of any other provision.

         11.4  Governing Law.  This Agreement shall be governed by and construed
               -------------
both as to validity and performance and enforced in accordance with the laws of the State of California without giving effect to the choice of law principles thereof. Each of the parties hereto hereby waive their right to a jury trial with respect to any such legal actions.

         11.5  Attorneys' Fees.  If any action, suit or other proceeding is
               ---------------
instituted to remedy, prevent or obtain relief from a default in the performance by any party of its obligations under this Agreement, the prevailing party shall recover all of such party's costs and reasonable attorneys' fees incurred in each and every such action, suit or other proceeding, including any and all appeals or petitions therefrom.

         11.6  No Finders. The parties each agree to indemnify and hold harmless
               ----------
the other against any expense incurred by reason of any consulting, brokerage commission or finder's fee alleged to be payable to any person in connection with the transactions contemplated hereby because of any act, omission or statement of indemnifying party or any dealings by the indemnifying party with any consultant, broker or finder.

         11.7  Expenses.  Each of the parties shall pay its own expenses
               --------
incurred in connection with the preparation of this agreement and the consummation of the transactions contemplated hereby.

         11.8  Severability.  Whenever possible, each provision of this
               ------------
Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be or become prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         11.9  Headings.  The section and subsection headings contained in this
               --------
Agreement are included for convenience only and form no part of the agreement between the parties.

         11.10  Counterparts.  This Agreement may be executed in several
                ------------
counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all of the parties have not signed the same counterpart.

         11.11  Survival.  The provisions of Section 9.2(iii), Section 9.2(vi),
                --------
Section 10 and Section 11 shall survive termination of this Agreement.

         11.12  Interpretation.  In all matters of interpretation, whenever
                --------------
necessary to give effect to any provision of this Agreement, each gender shall include the others, the singular shall include the plural, and the plural shall include the singular. The titles of the paragraphs of this Agreement are for convenience only and shall not in any way affect the interpretation of any provision or condition of this Agreement. Each party and its counsel have reviewed and revised this Agreement. As a result, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments or exhibits thereto.

         11.13  Entire Agreement. This Agreement constitutes and embodies the
                ----------------
entire understanding and agreement of the parties hereto relating to the subject matter hereof and there are no other agreements or understandings, written or oral, in effect between the parties relating to such subject matter except as expressly referred to herein.

     IN WITNESS WHEREOF, the parties have entered into and executed this Warrant Agreement as of the date first above written.



                               BRILLIANT DIGITAL ENTERTAINMENT, INC.



                               By:    /s/ Diana Maranon
                                      ---------------------------
                               Name:  Diana Maranon
                                      ---------------------------
                               Title: Secretary
                                      ---------------------------

                               HOLDER



                               By:    /s/ Sam Surloff
                                     ----------------------------
                                      General Counsel

                                  EXHIBIT "A"

                               NOTICE OF EXERCISE

                (To be signed only upon exercise of the Warrant)



TO:  Brilliant Digital Entertainment, Inc.

     The undersigned hereby irrevocably elects (to the extent indicated herein) to exercise the Warrant granted to the undersigned pursuant to that certain Redeemable Warrant Agreement dated ________ __, 1996 between the undersigned and Brilliant Digital Entertainment, Inc., a Delaware corporation (the "Company") and to purchase ___________ shares of Common Stock (the "Securities") of the Company. The closing of the exercise of the Warrants shall take place at _____ on _________________, ________ at the principal executive office of the Company located at Brilliant Digital Entertainment, Inc., 6355 Topanga Canyon Blvd., Suite 503, Woodland Hills, CA 91367.

     The undersigned represents, warrants and agrees that the undersigned (a) is acquiring the Securities for its own account with the present intention of holding such Securities for investment purposes only and not with a view to, or for sale in connection with, any distribution of such Securities (other than a distribution in compliance with all applicable federal and state securities laws and the provisions of the Agreement), (b) is an "accredited investor" as that term is defined under Rule 501(a)(8) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act").



                                              _________________________________
                                              ________________________

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